EXHIBIT 10.19

           SIXTH EXTENSION AGREEMENT BETWEEN PIONEER OIL LLC AND
             DOLPHIN ENERGY CORPORATION DATED OCTOBER 16, 2003


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                            SIXTH EXTENSION AGREEMENT

         THIS SIXTH EXTENSION AGREEMENT is made and entered into effective October 16, 2003, by and between PIONEER OIL, LLC, a Montana liability company, of Billings, Montana ("Pioneer") and DOLPHIN ENERGY CORPORATION, of Miami, Florida ("Dolphin").

         WITNESSETH, that:

         WHEREAS,   Pioneer  and  Dolphin   entered  into  that  certain   Lease
Acquisition and Drilling Agreement dated September 30, 2002 (the "Lease Acquisition and Drilling Agreement"); and

         WHEREAS, the parties have entered into certain Amending and Extension Agreements, the same being dated January 4, 2003, January 30, 2003, April 21, 2003, September 5, 2003 and September 30, 2003; and

         WHEREAS, the parties wish to enter into this Sixth Extension Agreement in order to extend the time for performance by Dolphin of certain of Dolphin's obligations under the Lease Acquisition and Drilling Agreement.

         NOW, THEREFORE, in consideration of the premises and for adequate consideration, and for the mutual promises and covenants undertaken herein, it is agreed as follows:

         1. Dolphin's obligations under Paragraphs IV-A and V-A under the Lease Acquisition and Drilling Agreement are hereby extended to October 31, 2003, subject, however, to the other terms and conditions of the prior Agreements between the parties.

         2.       Time  shall  be  of  the  essence  of  all   obligations   and
                  understandings of the parties pursuant to the Lease Acquisition and Drilling Agreement and all amendments thereto, and Dolphin covenants and agrees to timely perform its obligations under Paragraphs IV-A and V-A thereof.

         3. This Sixth Extension Agreement shall be signed by the parties in counterpart and exchanged via facsimile transmission.

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         DATED effective October 16, 2003.

                                       DOLPHIN ENERGY CORPORATION

                                       By:     /S/ MARC BRUNER
                                          --------------------------------------
                                            Authorized Officer

                                       PIONEER OIL, LLC

                                       By:
                                          --------------------------------------
                                             Authorized Officer






















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